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                            STOCK PURCHASE AGREEMENT

THIS AGREEMENT ("Agreement") is made and entered into this 27th day of February, 1995, by and among:

         LINPAC MOULDINGS LTD. ("LINPAC"), with its principal office at Deykin Avenue, Witton, Birmingham B6 7HY, England;

         WILLIAM H. ROPER and his spouse RUTH ROPER, residents of 12 Rue Biarittz, Newport Beach, California 92660;

         ROBERT E. ROPER and his spouse NANCY ROPER, residents of 3802 Holden Circle, Los Alamitos, California 90720;

         C. RICHARD ROPER and his spouse MARGO ROPER, residents of 1383 N. Mustang, Orange, California 92667,

         WILLIAM H. ROPER as sole current trustee for the ROPER FAMILY TRUST DATED 4/12/94 FBO WILLIAM H. ROPER UTA 9/6/77, AS AMENDED (the "William Trust"),

         ROBERT E. ROPER as sole current trustee for the ROPER FAMILY TRUST DATED 4/12/94 FBO ROBERT E. ROPER AND/OR CHILDREN UTA 9/6/77, AS AMENDED (the "Robert Trust"), and

         C. RICHARD ROPER as sole current trustee for the ROPER FAMILY TRUST DATED 4/12/94 FBO C. RICHARD ROPER AND/OR CHILDREN UTA 9/6/77, AS AMENDED (the "Richard Trust" ).

For convenience of reference, William H. Roper and Ruth Roper, Robert E. Roper and Nancy Roper, C. Richard Roper and Margo Roper, the William Trust, the Robert Trust and the Richard Trust are sometimes herein collectively called the "Shareholders"

                                    PREAMBLE

         WHEREAS, ROPAK CORPORATION is a Delaware corporation (the "Company") with its principal office located at 660 S. State College Blvd., Fullerton, California 92631-5138;

         WHEREAS, the Shareholders are founders, executive officers and directors of the Company, and own of record and beneficially the number of issued and outstanding shares (collectively, the "Shares") of common stock of the Company (the "Common Stock") listed below:

William H. Roper and Ruth Roper                               225,134 shares
Robert E. Roper and Nancy Roper                               252,554 shares
C. Richard Roper and Margo Roper                              269,649 shares
William Trust                                                  79,395 shares
Robert Trust                                                   79,394 shares
Richard Trust                                                  79,394 shares





                               EXHIBIT 10.10                              Page 1
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         WHEREAS, each of William H. Roper, Robert E. Roper and C. Richard
Roper also hold the right to purchase 44,000 shares of the Common Stock under stock options granted by the Company (the "Options");

                        SECTION 1.  PURCHASE AND SALE

         The purchase price for the Shares shall be $10.50 per share. The purchase price for the Options shall be $5.0455 per share of Common Stock represented by the Options.

                             SECTION 2.  CLOSING

         2.1.    Closing.         The transfer of Shares and Options (the
"Closing") shall occur through delivery service or at the offices of McDermott, Will & Emery, 227 West Monroe Street, Chicago, Illinois on the date hereof or such other date as the parties agree.

         2.2     Deliveries by LINPAC.     At the Closing, LINPAC shall deliver
the following:

                 (a) wire transfer of immediately available funds to the applicable Shareholder in the amounts and to the accounts listed on
         Schedule 2.2;

                 (b) wire transfer of immediately available funds to the applicable Shareholder in the amounts and to the accounts listed on
         Schedule 2.2; and

                 (c) such other instruments or documents as may be necessary or appropriate to carry out the transactions contemplated hereby.

         2.3     Deliveries by Shareholder.        At the Closing, each
Shareholder shall deliver the following:

                 (a) certificates for its Shares together with stock powers endorsed in blank with signature guaranteed;

                 (b)      in the case of William H. Roper, Robert E. Roper and
         C. Richard Roper, such instruments as are necessary to cause the surrender and cancellation of all Options held by each, and

                 (c) such other endorsements, instruments or documents as may be necessary or appropriate to carry out the transactions contemplated hereby.

        SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

         Each Shareholder represents and warrants to LINPAC as of the date hereof and as of the Closing, as follows:





                                  EXHIBIT 10.10                          Page 2
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         3.1.    Authority.       Each Shareholder has all requisite power and
authority, without the consent of any other person, to execute and deliver this Agreement and the documents to be delivered at the Closing and to carry out the transactions contemplated hereby and thereby.

         3.2.    Validity.        This Agreement has been duly executed and
delivered and constitutes the lawful, valid and binding obligation of each Shareholder, enforceable in accordance with its terms. No approval, authorization, registration, consent, order or other action of or filing with any person, including any court, administrative agency or other government authority, is required for the execution and delivery by each Shareholder of this Agreement the performance by each Shareholder of its obligations hereunder.

         3.3. Shares. The Shares are duly authorized, validly issued, fully paid and non-assessable, were not issued in violation of any preemptive, subscription or other right of any person to acquire securities of the Company. Each of the Shareholders own the Shares attributed to the Shareholder in the Preamble and has good, marketable and indefeasible title thereto and the absolute right to sell, assign, transfer and deliver the same, free and clear of all claims, security interests, liens, pledges, charges, escrows, options, proxies, rights of first refusal, preemptive rights, mortgages, hypothecations, prior assignments, title retention agreements, indentures, security agreements or any other limitation, encumbrance or restriction of any kind.

         3.4.    Capital Stock.   The authorized capital stock of the Company
consists of 10,000,000 shares of Common Stock and 3,000,000 shares of Preferred Stock. 4,386,162 shares of Common Stock are issued and outstanding and no shares of the Company's Preferred Stock have been issued. Except as owned by LINPAC or as set forth on Schedule 3.5, there is no outstanding subscription, option, convertible or exchangeable security, preemptive right, warrant, call, agreement, arrangement or other right (other than this Agreement) relating to the Company's capital stock or other obligation or commitment of any Shareholder or the Company to issue or transfer any shares of capital stock.

             SECTION 4.  REPRESENTATIONS AND WARRANTIES OF LINPAC

         LINPAC hereby represents and warrants to each Shareholder as of the date hereof and as of the Closing, as follows:

         4.1.    Authority.       LINPAC has all requisite power and authority,
without the consent of any other person, to execute and deliver this Agreement and the documents to be delivered at the Closing, and to carry out the transactions contemplated hereby and thereby. LINPAC is a private company limited by shares organized and validly existing under the laws of the United Kingdom.





                                  EXHIBIT 10.10                          Page 3
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         4.2.    Validity.        This Agreement has been duly executed and
delivered and constitutes the lawful, valid and legally binding obligation of LINPAC. No approval, authorization, registration, consent, order or other action of or filing with any person, including any court, administrative agency or other government authority, is required for the execution and delivery by LINPAC of this Agreement or the performance by LINPAC of its obligations hereunder.

                   SECTION 5.  SURVIVAL AND INDEMNIFICATION

         The representations and warranties in this Agreement will survive the Closing. Each party shall indemnify and hold harmless the other from any and all loss, liability, cost, expense, claim or obligation arising from any breach of any representation and warranty or failure to fulfill any covenant hereunder.

                        SECTION 6.  GENERAL PROVISIONS

         6.1.    Notices.         All notices, requests, demands and other
communications hereunder shall be in writing and shall be delivered in person or sent by certified mail, postage prepaid, commercial overnight courier (such as Express Mail, Federal Express, etc.) with written verification of receipt or by telecopy.

         6.2.    Expenses.        Each party to this Agreement shall pay its
own costs and expenses in connection with the transactions contemplated hereby.

         6.3.    Counterparts.    This Agreement may be executed simultaneously
in two or more counterparts each of which shall be deemed an original, but all of which together constitute one and the same instrument.

         6.4.    Entire Transaction.       This Agreement and the documents
referred to herein contain the entire understanding among the parties with respect to the actions contemplated hereby and supersedes all other agreements, understandings and undertakings among the parties on the subject matter hereof.


                                    *  *  *





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         IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Agreement to be executed all as of the date first written above.

LINPAC MOULDINGS LIMITED                   SHAREHOLDERS

By:/s/David A. Williams
David A. Williams
Its: Managing Director                     /s/William H. Roper
                                           William H. Roper

                                           By:/s/Ruth Roper
                                           Ruth Roper

                                           By:/s/ C. Richard Roper
                                           C. Richard Roper

                                           By:/s/ Margo Roper
                                           Margo Roper

                                           By:/s/Robert E. Roper
                                           Robert E. Roper

                                           By:/s/Nancy Roper
                                           Nancy Roper

                                           ROPER FAMILY TRUST F/B/O WILLIAM
                                           H. ROPER DATED 4/12/94

                                           By:/s/William H. Roper
                                           William H. Roper, trustee

                                           ROPER FAMILY TRUST F/B/O ROBERT
                                           E. ROPER AND/OR CHILDREN UTA 9/6/77

                                           By:/s/Robert E. Roper
                                           Robert E. Roper, trustee

                                           ROPER FAMILY TRUST F/B/O C. RICHARD
                                           ROPER AND/OR CHILDREN UTA 9/6/77

                                           By:/s/ C. Richard Roper
                                           C. Richard Roper, trustee





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